EXHIBIT 24.1




                                POWER OF ATTORNEY

      Each person whose signature appears below hereby constitutes and appoints Glenn W. Reed the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in such person's name, place and stead, in any and all capacities, to sign UICI's Post-Effective Amendment No. 1 to Registration Statement on Form S-8 for the UICI Restated and Amended 1987 Stock Option Plan, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 5th day of April 2006, by the following persons:


/s/ William J. Gedwed                    /s/ Adrian M. Jones
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William J. Gedwed                        Adrian M. Jones

/s/ Mark D. Hauptman                     /s/ Nathanial Zilkha
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Mark D. Hauptman                         Nathaniel Zilkha

/s/ Chinh E. Chu                         /s/ Kamil M. Salame
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Chinh E. Chu                             Kamil M. Salame

/s/ Matthew Kabaker                      /s/ Mural R. Josephson
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Matthew Kabaker                          Mural R. Josephson